                                                             SCHEDULE 14A
                                                Information Required in Proxy Statement
                                                            (Rule 14a-101)
                                                       SCHEDULE 14A INFORMATION
                                      Proxy Statement Pursuant to Section 14(a) of the Securities
                                                         Exchange Act of 1934
                                                           (Amendment No. )

Filed by the Registrant                                                /X/
Filed by a Party other than the Registrant                             /   /

Check the appropriate box:
/   /    Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ X /    Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                                  OPPENHEIMER MONEY MARKET FUND, INC.

                                           (Name of Registrant as Specified in its Charter)

                                                         Mitchell J. Lindauer

                                              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
         or Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:  N/A

/ /      Fee paid previously with preliminary materials.
/  /     Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement  number,  or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:  Schedule 14A

(3)      Filing Party: Mitchell J. Lindauer

(4)      Date Filed:  June 4, 2002